UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 27, 2025, ADTRAN Holdings, Inc. (the “Company”) issued a press releas, as corrected, announcing that the Company has rescheduled the date for its 2025 annual meeting of stockholders (the “Annual Meeting”). A copy of the corrected press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Annual Meeting will now be held on Thursday, July 24, 2025. The Company intends to file a revised definitive proxy statement for the Annual Meeting (the “Revised Proxy Statement”) with the Securities and Exchange Commission (the “SEC”).

Additional Information Regarding the Annual Meeting of Stockholders and Where to Find It

On March 31, 2025, the Company filed a definitive proxy statement containing a form of proxy card with the SEC in connection with its solicitation of proxies for the Annual Meeting (the “Original Proxy Statement”), and it anticipates that it will prepare and file the Revised Proxy Statement and deliver it to its stockholders of record as of the new May 29, 2025 record date for the Annual Meeting. Any votes previously submitted by the Company’s stockholders in connection with the Annual Meeting will not be counted and previous proxies submitted will be disregarded, and therefore, all stockholders will need to resubmit their votes after the Revised Proxy Statement has been filed and delivered to stockholders as of the new record date, even if they have previously voted. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE REVISED PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Original Proxy Statement, the Revised Proxy Statement and any amendments or supplements thereto and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Annual Meeting. See Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on May 20, 2025, and the Revised Proxy Statement, to be filed with the SEC, for information regarding the names and interests of the Company’s directors and executive officers.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among other things, statements regarding the timing for holding the Annual Meeting, the Company’s intent to file the Revised Proxy Statement, and related matters. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of risks and uncertainties, including the risk of potential delays in the finalization of the Revised Proxy Statement and the risks described in more detail in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, as amended, our Form 10-Q for the quarterly period ended March 31, 2025, and other documents on file with the SEC. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this filing, except as required by applicable law or regulation.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 27, 2025

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	ADTRAN Holdings, Inc.

	By:	/s/ Timothy Santo
Timothy Santo
Senior Vice President of Finance and Chief Financial Officer

Exhibit 99.1

ADTRAN Holdings, Inc. announces date of 2025 annual

meeting of stockholders

Huntsville, Alabama, USA. — May 27, 2025 — ADTRAN Holdings, Inc. (NASDAQ: ADTN and FSE: QH9)

(“ADTRAN Holdings” or the “Company”) today announced that its previously postponed 2025 annual meeting of stockholders (the “Annual Meeting”) has been rescheduled for Thursday, July 24, 2025.

The Company intends to file a revised definitive proxy statement (the “Revised Proxy Statement”) with the Securities and Exchange Commission (“SEC”) to reflect, among other things, the rescheduled meeting date for the Annual Meeting and the new record date for the Annual Meeting. The Company will deliver a new notice of the Annual Meeting and proxy card to all stockholders entitled to vote as of the new record date for the Annual Meeting.

About Adtran

ADTRAN Holdings, Inc. (NASDAQ: ADTN and FSE: QH9) is the parent company of Adtran, Inc., a leading global provider of open, disaggregated networking and communications solutions that enable voice, data, video and internet communications across any network infrastructure. From the cloud edge to the subscriber edge, Adtran empowers communications service providers around the world to manage and scale services that connect people, places and things. Adtran solutions are used by service providers, private enterprises, government organizations and millions of individual users worldwide. ADTRAN Holdings, Inc. is also the majority shareholder of Adtran Networks SE, formerly ADVA Optical Networking SE. Find more at Adtran, LinkedIn and X.

Additional Information Regarding the Annual Meeting of Stockholders and Where to Find It

On March 31, 2025, the Company filed a definitive proxy statement containing a form of proxy card with the SEC in connection with its solicitation of proxies for the Annual Meeting (the “Original Proxy Statement”), and it anticipates that it will prepare and file the Revised Proxy Statement and deliver it to its stockholders of record as of the new May 29, 2025 record date for the Annual Meeting. Any votes previously submitted by the Company’s stockholders in connection with the Annual Meeting will not be counted and previous proxies submitted will be disregarded, and therefore, all stockholders will need to resubmit their votes after the Revised Proxy Statement has been filed and delivered to stockholders as of the new record date, even if they have previously voted. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE REVISED PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Original Proxy Statement, the Revised Proxy Statement and any amendments or supplements thereto and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Annual Meeting. See Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on May 20, 2025, and the Revised Proxy Statement, to be filed with the SEC, for information regarding the names and interests of the Company’s directors and executive officers.

Forward-Looking Statements

Statements contained in this press release which are not historical facts, such as those relating to the timing for holding the Annual Meeting, the Company’s intent to file the Revised Proxy Statement, and related matters are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which have caused and may in the future cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to the risk of potential delays in the finalization of the Revised Proxy Statement and the risks set forth in our public filings made with the SEC, including our most recent Annual Report on Form 10-K for the year ended December 31, 2024, as amended, our Form 10-Q for the quarterly period ended March 31, 2025, and other documents on file with the SEC.

Published by

ADTRAN Holdings, Inc.

www.adtran.com

For media

Gareth Spence

+44 1904 699 358

public.relations@adtran.com

For investors

Peter Schuman, IRC

+1 256 963 6305

investor.relations@adtran.com